Exhibit 99.1



CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350 as adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Chief Executive Officer

The undersigned, as the chief executive officer of Todd Shipyards Corporation (the "Company") does hereby certify for purposes of 18 U.S.C. Section 1350 that (i) the Company's Quarterly Report on Form 10-Q for the Company's fiscal quarter ending June 29, 2003 (the "Report"), as filed with the Securities and Exchange Commission on July 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.



By: ______________________________
    Stephen G. Welch
    Chief Executive Officer



July 30, 2003